UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 15, 2015
_________________________

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WEC Energy Group, Inc.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

1-3016	WISCONSIN PUBLIC SERVICE CORPORATION	39-0715160
(A Wisconsin Corporation)
700 North Adams Street
P.O. Box 19001
Green Bay, WI 54307-9001
(800) 450-7260

The name and address of each registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 15, 2015, the Board of Directors of WEC Energy Group, Inc. (“WEC Energy”) appointed William J. Guc as Vice President and Controller. Mr. Guc joined WEC Energy as a Vice President in connection with its June 29, 2015 acquisition of Integrys Energy Group, Inc. (“Integrys”). At the time of the acquisition, Mr. Guc was serving as Vice President and Treasurer of Integrys, a position he had held since December 2010. From September 2008 until December 2010, Mr. Guc served as Vice President and Controller of Integrys Energy Services, Inc., a former nonregulated subsidiary of Integrys that sold electricity and natural gas in deregulated markets.

Mr. Guc succeeds Stephen P. Dickson, who intends to retire by the end of the first quarter 2016. Until his retirement, Mr. Dickson will serve WEC Energy in an advisory role. Mr. Dickson’s decision was voluntary. There was no disagreement or dispute with WEC Energy.

WEC Energy entered into an employment agreement with Mr. Guc, dated as of May 12, 2015. Pursuant to this agreement, Mr. Guc will receive an initial annual base salary of $282,000, subject to periodic review and adjustment, and is eligible to participate in WEC Energy’s Short-Term Performance Plan, with a target award of 50% of base salary. In addition, Mr. Guc will participate in WEC Energy’s long-term incentive plans with an initial target compensation level of 61% of base salary. Long-term awards may be in the form of stock options, restricted stock and performance units. Mr. Guc is entitled to participate in WEC Energy's pension plan and other retirement and deferred compensation plans, as well as an executive financial planning benefit of $12,000, executive life insurance and executive annual physical benefit. Mr. Guc is also eligible for WEC Energy’s relocation assistance program.

The Boards of Directors of Wisconsin Electric Power Company and Wisconsin Public Service Corporation, both subsidiaries of WEC Energy, also appointed Mr. Guc as Vice President and Controller of these companies. Mr. Guc also holds offices in other WEC Energy subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC Energy Group, Inc.
(Registrant)

/s/ J. PATRICK KEYES
Date: October 16, 2015	J. Patrick Keyes – Executive Vice President and Chief Financial Officer

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ J. PATRICK KEYES
Date: October 16, 2015	J. Patrick Keyes – Executive Vice President and Chief Financial Officer

WISCONSIN PUBLIC SERVICE CORPORATION
(Registrant)

/s/ J. PATRICK KEYES
Date: October 16, 2015	J. Patrick Keyes – Executive Vice President and Chief Financial Officer